UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2004

HYPERFEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

300 South Wacker Drive, Suite 300, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

(312) 913-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 8, 2004, HyperFeed Technologies, Inc. (the “Registrant”) engaged Deloitte & Touche LLP (“Deloitte & Touche”) to serve as its independent accountants for the fiscal year ended December 31, 2004.

During the years ended December 31, 2003 and December 31, 2002 and through October 8, 2004, the Registrant did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: October 12, 2004	By	/s/ RANDALL J. FRAPART
Randall J. Frapart
Chief Financial Officer